                                                                 Exhibit 10(g)


                     CENTERRE EXECUTIVE RETIREMENT PROGRAM
                     -------------------------------------
                                   SECTION I
                                   ---------
                                  DEFINITIONS
                                  -----------


A. "Average Compensation" means one-third of the aggregate Compensation during the three consecutive calendar years which give rise to the highest aggregate.

B. "Committee" means the Plan committee appointed pursuant to Section V.

C. "Company" means Centerre Bancorporation.

D. "Compensation" means annual rate of remuneration paid to an Employee, (determined as of each February 1 if the Participant is an Employee on such date), including bonuses earned under the Centerre Executive Incentive Compensation Plan during the prior year but excluding all other forms of irregular payments.

E. "Effective Date" means January 1, 1983.

F. "Employee means a person employed by the Employer.

G. "Employer" means Company, Centerre Trust Company, Centerre Bank or any other corporation which adopts the plan with the consent of the Company and in which the majority of the issued and outstanding voting stock is owned directly or indirectly by the Company.

H. "Participant" means a current Employee who has satisfied the eligibility requirements of Section II.

#P" "

I. "Pension Credited Service" is the total number of years (and fractions thereof) of Pension Credited Service as of the date of computation as determined for purposes of calculating benefits under the Centerre Bancorporation Retirement Income Plan, Centerre Trust Company Retirement Plan and the Centerre Bank Retirement Income Plan.

J. "Plan" means Centerre Executive Retirement Program.

K. "Social Security Estimate" means the estimated amount determined by the Committee of the annual Primary Insurance Amount under the Act in effect as of the date of computation adjusted for early retirement if retirement occurs after age 62 or adjusted as though retirement age were 62, in the event retirement occurs prior to age 62.

L. "Special Deferred Income" means the amount determined by the Committee, actuarially adjusted to reflect the form of benefit payable under the Plan, payable as a retirement allowance under an employment agreement with the Employer excluding benefits under the Centerre Bancorporation Incentive Compensation Plan.

                                  SECTION II
                                  ----------

                                  ELIGIBILITY
                                  -----------


On and after the Effective Date, the Committee may, in its discretion, make any highly paid key Employee a Participant provided that the total number of Participants shall not exceed 1.5% of the total number of Employees. Notwithstanding the preceding an Employee shall not become a Participant unless the

Employee and the Employer have both executed a participation agreement (substantially in the form contained in Appendix A) provided by the Committee.

                                  SECTION III
                                  -----------

                                RETIREMENT DATES
                                ----------------

A. Normal Retirement Date - A Participant's Normal Retirement
   ----------------------
   Date shall be the date he attains age 65.

B. Early Retirement Date - A Participant's Early Retirement Date shall
   ---------------------
   be the date he attains age 55 but not age 65, has 10 years of Pension Credited Service, and ceases employment with the Employer other than by death.

C. Postponed Retirement Date - A Participant's Postponed Retirement Date
   -------------------------
   shall be the date he ceases employment with the Employer after his Normal Retirement Date other than by death.

                                  SECTION IV
                                  ----------

                                PENSION BENEFITS
                                ----------------


A. Normal Retirement Benefit -
   -------------------------
   A Participant who retires at his Normal Retirement Date shall receive, commencing on the first day of the month coincident with or next following his Normal Retirement Date, a monthly Normal Retirement Benefit for his life equal to one-twelfth of (1) minus (2) below:

   (1) 2.25% of Average Compensation multiplied by his years (and fractions thereof) of Pension Credited Service (up to a maximum of ten such years) plus 1.75% of

        Average Compensation multiplied by his years (and fractions thereof) of Pension Credited Service in excess of ten (up to a maximum of ten such years) plus 1.00% of Average Compensation multiplied by his years (and fractions thereof) of Pension Credited Service in excess of twenty
        (up to a maximum of ten such years) plus .50% of Average Compensation multiplied by his years (and fractions thereof) of Pension Credited Service in excess of thirty (up to a maximum of ten such years).


   (2) Annual amounts of benefits payable at his Normal Retirement Date (determined without regard to any options elected) under the
        (a) Centerre Bancorporation Retirement Income Plan, (b) Centerre Trust Company Retirement Income Plan, (c) Centerre Bank Retirement Income Plan, (d) Special Deferred Income and (e) Social Security Estimate.

B. Early Retirement Benefit -
   ------------------------
   (1) A Participant who retires at his Early Retirement Date shall receive a monthly Early Retirement Benefit commencing on the first day of the month coincident with or next following his Early Retirement Date equal to the monthly benefit to which he would be entitled at his Normal Retirement Date as calculated under
        Section IV A above based on his year of Pension

        Credited Service and Average Compensation up to such Early Retirement Date, such benefit to be reduced by one-sixth of 1% for each of the first 36 full months (2% per year) between his Early Retirement Date and his Normal Retirement Date and further reduced by five-twelfths of 1% for each full month in excess of 36 months (5% per year) between his Early Retirement Date and his Normal Retirement Date.

   (2) Notwithstanding any other provision of the Plan, a Participant who retires prior to age 62 and receives the early retirement benefit described in B.1 shall receive an additional monthly benefit until the earlier of his death or attainment of age 62 equal to one-twelfth the Social Security Estimate.

C. Postponed Retirement Benefit -
   ----------------------------
   A Participant who retires at his Postponed Retirement Date shall receive a monthly Postponed Retirement Benefit for his life in an amount equal to the amount of monthly benefit he would have received at his Normal Retirement Date.

D. Optional Forms -
   --------------
   If an optional form of benefit is elected prior to the participant's termination of employment and becomes effective with respect to the benefits of a Participant under the Centerre Bancorporation Retirement Income Plan, the Centerre Trust Company Retirement Plan or the Centerre Bank Retirement Income Plan, then the benefits under the Plan shall automatically be converted into the same optional form based on the same actuarial factors and with the same beneficiaries.

E. Death Benefits -
   --------------
   If a death benefit with respect to the Participant (other than under an optional form of benefit) is paid to any person under the Centerre Bancorporation Retirement Income Plan, the Centerre Trust Company
   Retirement Plan or the Centerre Bank Retirement Income Plan, then the Plan shall pay a death benefit to such person which bears the same ratio to the monthly amount the Participant would have received if he had retired on the date of his death that the death benefit under such plan bears to the monthly amount the Participant would have received under such plan if he had retired on the date of his death.

                                   SECTION V
                                   ---------
                      ADMINISTRATION AND CLAIMS PROCEDURE
                      -----------------------------------

A. The Chief Executive Officer of the Company shall appoint a Committee of three persons, who shall serve without compensation at the pleasure of the Chief Executive Officer.

   Upon death, resignation or inability of a Committeeman to continue, the Chief Executive Officer shall appoint a successor. The General Counsel of Centerre Bank, National Association shall not serve as a member of the Committee.

B. The Committee shall construe, interpret and administer all provisions of the Plan and a decision of a majority of the then Committeemen shall govern.

C. A decision of the Committee may be made by a written document signed by a majority of the then Committeemen or by a meeting of the Committee. The Committee may authorize any of its members to sign documents or papers on its behalf.

D. The Committee shall appoint a Chairman from among its members, and a Secretary who need not be a Committeeman. The Secretary shall keep all records of meetings and of any action by the Committee and any and all other records desired by the Committee. The Committee may appoint such agents, who need not be members of the Committee, as it may deem necessary for the effective exercise of its duties, and may, to the extent not inconsistent herewith, delegate to such agents any powers and duties, both ministerial and discretionary, as the Committee may deem expedient and appropriate.

E. No Committeeman, as such, shall make any decision or take any action covering exclusively his own benefits under the Plan, if he be an Employee, but all such matters shall be decided by a majority of the remaining Committeemen or, in the event of inability to obtain a majority, by the Chief Executive Officer of the Company.

G. A Participant or beneficiary or other person who believes that he is being denied a benefit to which he is entitled (hereinafter referred to as "Claimant") may file a written request for such benefit with the Committee setting forth his claim. The request must be addressed to:
   Committee, Centerre Executive Retirement Program, One Centerre Plaza, St. Louis, Missouri 63101.

H. Upon receipt of a claim the Committee shall advise the Claimant that a reply will be forthcoming within 90 days and shall in fact deliver such reply within such period. However, the Committee may extend the reply period for an additional 90 days for reasonable cause. If the claim is denied in whole or in part, the Committee will adopt a written opinion using language calculated to be understood by the Claimant setting forth:

   1.   the specific reason or reasons for denial,
   2. the specific references to pertinent Plan provisions on which the denial is based,
   3. a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation why such material or such information is necessary,
   4. appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review, and

   5. the time limits for requesting a review under Subsection I and for the review under Subsection J.

I. Within sixty days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the General Counsel of Centerre Bank review the determination of the Committee. Such request must be addressed to: General Counsel, Centerre Bank, National Association, One Centerre Plaza, St. Louis, Missouri 63101. The Claimant or his duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the General Counsel. If the Claimant does not request a review of the Committee's determination by the General Counsel within such sixty-day period, he shall be barred and estopped from challenging the Committee's determination.

J. Within sixty days after the General Counsel's receipt of a request for review, he will review the Committee's determination. After considering all materials presented by the Claimant, the General counsel will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent Plan provisions on which the decision is based. If special circumstances require that the sixty-day time period be extended, the General
   Counsel will so notify the Claimant
   and will render the decision as soon as possible but not later than 120 days after receipt of the request for review.

                                   SECTION VI
                                   ----------
                                 MISCELLANEOUS
                                 -------------

A. Plan Year
   ---------
   The Plan shall operate on a calendar year basis.

B. Spendthrift
   -----------
   No Participant or beneficiary shall have the right to assign, transfer, encumber or otherwise subject to lien any of the benefits payable or to to be payable under this Plan.

C. Incapacity
   ----------
   If, in the opinion of the Committee, a person to whom a benefit is payable is unable to care for his affairs because of illness, accident or any other reason, any payment due the person, unless prior claim therefor shall have been made by a duly qualified guardian or other duly appointed and qualified representative of such person, may be paid to some member of the person's family, or to some party who, in the opinion of the Committee, has incurred expense for such person. Any such payment shall be a payment for the account of such person and shall be a complete discharge of any liability.

D. Employee Rights
   ---------------
   The Employer, in adopting this Plan, shall not be held to create or vest in any Employee or any other person any interest, pension or benefits other than the benefits specifically provided herein, or to confer upon any Employee the right to remain in the service of the Employer.

E. Service of Process and Plan Administrator
   -----------------------------------------
   1. The General Counsel of Centerre Bank, National Association shall be the agent for service of legal process.
   2.   The Company shall constitute the Plan Administrator.

F. Benefit Forfeiture
   ------------------
   Notwithstanding the other provisions of the Plan, in the event the Committee reasonably believes that a Participant has either:
   (1)  committed an illegal act which has damaged an Employer or
   (2) breached any of the provisions of the Participation Agreement which he entered into pursuant to Section II.
   The Committee shall cancel any further payments under the Plan.

G. Unfunded Plan
   -------------
   The Plan shall be unfunded. Each Employer shall pay to the Participant that portion of the benefits attributable to the Participant's employment by that Employer based on the ratio of the Pension Credited Serviced earned while employed by that Employer.

H. Company Rights
   --------------
   The Company reserves the right to amend or terminate the Plan.

I. Employee Contributions
   ----------------------
   There shall be no contributions by Employees.

J. Vesting
   -------
   A Participant whose employment is terminated prior to the earliest of his Early Retirement Date or his Normal Retirement Date shall receive no benefits under the Plan.

   IN WITNESS WHEREOF, the Employers have caused this Plan to be executed by their duly authorized officers this 23rd
                                                ----
day of February, 1983.
       --------


                                        Centerre Bancorporation

                                        By /s/
                                          -------------------------------
                                        Centerre Trust Company

                                        By /s/
                                          -------------------------------

                                        Centerre Bank

                                        By /s/
                                          -------------------------------

                               AMENDMENT TO THE
                     CENTERRE EXECUTIVE RETIREMENT PROGRAM
                     -------------------------------------

   WHEREAS, Centerre Bancorporation ("Company") previously adopted the Centerre Executive Retirement Program ("Plan") for the benefit of eligible employees; and

   WHEREAS, the Company retained the right to amend the Plan pursuant to
Section VI-H; and

   WHEREAS, the Company desires to amend the Plan effective as of January 1, 1988.

   NOW, THEREFORE, effective January 1, 1988, the Plan is amended as follows:

   1. Sections I-B through I-L are renumbered Sections I-C through I-M respectively.

   2.   A new Section I-B is added to read as follows:
        "Change of Control" means a change of control of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, or any comparable successor provision (the "Exchange Act"). Without limiting the foregoing a Change of Control shall be deemed to have occurred for the purposes of this Agreement, regardless of the provisions of the Exchange Act, if (i) any "person" including any "group" of persons, (as such terms are used in Sections 13(d) or 14(d)(2) of the Exchange Act), is or becomes the beneficial owner (as determined in accordance with Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of Centerre which, when combined with all securities of Centerre theretofore directly or indirectly beneficially owned by such person, represent 20% or more of the combined voting power of Centerre's then outstanding securities;
   (ii) at any time persons who are directors of Centerre at the date hereof, together with persons becoming directors of Centerre subsequent to the date hereof whose election, or nomination for election, was approved by a vote of at least three-quarters of (or if less, all but one of) the persons then comprising the Board of Directors of Centerre, ("Continuing Directors") cease for any reason to constitute at least two-thirds of the directors of Centerre; (iii) Centerre is a party to a merger or consolidation (other than with a wholly owned subsidiary of Centerre) in which Centerre is not the surviving parent corporation;
   (iv) Centerre is the surviving parent corporation in a merger or consolidation which results in Continuing Directors prior to such merger or consolidation ceasing to constitute at least two-thirds of the directors of Centerre.

   3.   Section I-M is deleted and replaced with the following:

        "Special Deferred Income" means the amount determined by the Committee, actuarially adjusted to reflect the form of benefit payable under the plan, payable as a retirement allowance under an employment agreement with the employer, excluding (i) benefits payable under the Centerre Bancorporation Capital Accumulation Plan (formerly known as the Centerre Bancorporation Savings Plan and the Centerre Bancorporation Incentive Compensation Plan), (ii) payments under the Executive Deferred
   Compensation   Plan and (iii) amounts payable under an employment and
   deferred compensation agreement entered into between Centerre Trust Company of St. Louis and John Peters MacCarthy on December 27, 1977.
                    -------------------------------------------

   4.   Section VI-J is deleted and replaced with the following:

        "A participant whose employment is terminated other than through a `Change of Control' prior to the earlier of his Early Retirement
   Date or his Normal Retirement Date shall receive no benefits under the plan. A person whose employment is terminated after a Change of Control or after attainment of the earlier of his Early Retirement Date or his Normal Retirement Date shall be fully vested in his benefits under the Plan."

        IN WITNESS WHEREOF, the Amendment is adopted on this
16th day of June, 1988 effective as of January 1, 1988.
- ----        -----

                            CENTERRE BANCORPORATION

                            By /s/
                              ---------------------------------------
ATTEST:


/s/
- -------------------------

                                                                    EXHIBIT F

                            SECOND AMENDMENT TO THE
                     CENTERRE EXECUTIVE RETIREMENT PROGRAM


        WHEREAS, Centerre Bancorporation ("Company") previously adopted the Centerre Executive Retirement Program ("Plan") for the benefit of eligible employees; and

        WHEREAS, the Company retained the right to amend the Plan pursuant to Section VI-H; and

        WHEREAS, the Company desires to amend the Plan effective as of January 1, 1988.

   NOW, THEREFORE, effective January 1, 1988, the Plan is amended as follows:

        1. Section I-D is deleted and the following is substituted in its place:

        D.  "Compensation" means the annual salary paid to an Employee in a calendar year (prior to any adjustment for contributions to the
- - -------  ----
Executive Deferred Compensation Plan and the Centerre Bancorporation Capital Accumulation Plan), including bonuses earned under the Centerre Executive Incentive Compensation Plan during the prior year, but excluding all other forms of irregular payments.

        2. Section I-I is deleted and the following is substituted in its place:

        I. "Pension Credited Service" is the total number of years (and fractions thereof) of Pension Credited Service as of the date of computation as determined for purposes of calculating benefits under the Centerre Retirement Plan.

        3. Section IV-A-(2) is deleted and the following is substituted in its place:

        (2) Annual amounts of benefits payable at his Normal Retirement Date (determined without regard to any options elected) under the (a) Centerre Retirement Plan, (b) Special Deferred Income and (c) Social Security Estimate.

        4. Section IV-D is deleted and the following is substituted in its place:

        D.  Optional Forms - If an optional form of benefit is elected prior
            --------------
to the participant's termination of employment and becomes effective with respect to the benefits of a Participant under the Centerre Retirement Plan, then the benefits under the Plan shall automatically be converted into the same optional form based on the same actuarial factors and with the same beneficiaries.

   5. Section IV-E is deleted and the following is substituted in its place:

        E.  Death Benefits - If a death benefit payable with respect to a
            --------------
Participant (other than under an optional form of benefit) is paid to any person under the Centerre Retirement Plan, the Plan shall pay a death benefit which is paid under the Centerre Retirement Plan. The amount of the death benefit under the Plan will be calculated using the formula in IV-A of the Plan but subject to the same calculations and adjustments used in the Centerre Retirement Plan for calculating such death benefit.

        IN WITNESS WHEREOF, the Amendment is adopted on this 21st day of
                                                             ----
September, 1988 effective as of January 1, 1988.
- ---------
                            CENTERRE BANCORPORATION

                            By: /s/
                               ------------------------------------

ATTEST:

/s/
- ------------------------

                             THIRD AMENDMENT TO THE
                    CENTERRE EXECUTIVE RETIREMENT PROGRAM

   WHEREAS, Centerre Bancorporation merged into Boatmen's Bancshares, Inc., effective December 9, 1988, so that, by operation of law and as reflected below, Boatmen's Bancshares, Inc. became the "Company" for purposes of the Centerre Executive Retirement Program ("Plan"), and

   WHEREAS, Boatmen's Bancshares, Inc. desires to amend the Plan effective as of December 9, 1988.

   NOW, THEREFORE, effective December 9, 1988, the Plan is amended as follows:

   I.   Section I-A is deleted and the following is substituted in its place:

   A. "Average Compensation" means one-third of the Aggregate Compensation during the three consecutive calendar years through 1988 which give rise to the highest aggregate.

   II. Section I-D (formerly I-C) is deleted and the following is substituted in its place:

   D.   "Company" means Boatmen's Bancshares, Inc.

   III. Section I-J (formerly I-I) is deleted and the following is substituted in its place:

   I. "Pension Credited Service" is the total number of years (and fractions thereof) of Pension Credited Service through 1988 as determined for purposes of calculating benefits for employees of Centerre Bancorporation and it subsidiaries under the retirement plans applicable to them prior to December 9, 1988.

   IV.  A new Section I-N is added as follows:

   N. "Centerre Retirement Plan" means the Boatmen's Bancshares, Inc. Retirement Plan for Employees.

   V.   Section V-I is deleted and the following is substituted in its place:

   I. Within sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Compensation and Stock Option Committee of the Company review the determination of the Committee. Such request must be addressed to: Secretary, Boatmen's Bancshares, Inc., One Boatmen's Plaza, 800 Market Street, St. Louis,
Missouri 63101. The Claimant or his duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Compensation and Stock Option Committee.
If the Claimant does not request a review of the Committee's determination by the Compensation and Stock Option Committee within such sixty (60) day period, he shall be barred and estopped from challenging the Committee's determination.

   VI.  Section V-J is deleted and the following is substituted in its place:

   J. Decisions of the Compensation and Stock Option Committee shall be final.

   VII. Section VI-E-1 is deleted and the following is substituted in its place:

   1. The Secretary of Company shall be the agent for service of legal process.

   IN WITNESS WHEREOF, this Third Amendment is adopted on this 31 day
                                                               --
of March, 1989, effective as of December 9, 1988.
   ------
                          BOATMEN'S BANCSHARES, INC.

                          By /s/
                            ----------------------------------------

                            FOURTH AMENDMENT TO THE
                     CENTERRE EXECUTIVE RETIREMENT PROGRAM

   WHEREAS, Boatmen's Bancshares, Inc., (the "Company") has been informed by its actuarial consultants that, based upon information provided by the actuarial consultants of Centerre Bancorporation, the Centerre Executive Retirement Program (the "Plan") has been consistently administered to commence benefit service from date of hire, has been communicated to participants to include service from date of hire and has had all financial accounting calculations and reserves based upon service from date of hire, even though the Plan does not reflect the foregoing; and

   WHEREAS, the Company desires to amend the Plan to reflect the practices referred to above, effective as of the conception of the Plan;

   NOW, THEREFORE, effective January 1, 1983, the Plan is amended so as to change the period at the end of Section I-J (formerly I-I) to a semicolon and to add following it this proviso: "provided, however, that such Pension Credited Service shall be deemed to have commenced on the date of hire."

   IN WITNESS WHEREOF, this Fourth Amendment is adopted on this twenty-fifth day of June, 1990, effective as of January 1, 1983.

                          BOATMEN'S BANCSHARES, INC.

                          BY: /s/
                             ------------------------------------------